UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 4, 2013 (October 29, 2013)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  ELECTION OF DIRECTORS

(d)

On October 29, 2013, the Boards of Directors of Hertz Global Holdings, Inc. (“Hertz Holdings”) and its wholly-owned subsidiary The Hertz Corporation (“Hertz” and together with Hertz Holdings, the “Companies”) elected Philippe P. Laffont to serve as a director of each of the Companies, effective as of October 31, 2013.  In his capacity as a director of the Companies, Mr. Laffont will be entitled to compensation in accordance with Hertz Holdings’ policy regarding the compensation of directors and its Amended and Restated 2008 Omnibus Incentive Plan.  Hertz Holdings’ policy regarding the compensation of directors provides for an annual retainer for non-employee directors for 2013 of $210,000, with $85,000 paid in cash and $125,000 paid in restricted stock units pursuant to Hertz Holdings’ 2008 Omnibus Incentive Plan, which amounts are pro-rated in the case of directors serving for a portion of the year.  We also reimburse our directors for reasonable and necessary expenses they incur in performing their duties as directors, and our directors are entitled to free worldwide Hertz car rentals.  The description of the Amended and Restated 2008 Omnibus Incentive Plan contained in the proxy statement related to Hertz Holdings’ 2010 annual meeting of stockholders filed with the United States Securities and Exchange Commission (the “SEC”) on April 9, 2010 is incorporated by reference herein in its entirety. Mr. Laffont is also expected to enter into an Indemnification Agreement with Hertz Holdings as described in the proxy statement related to Hertz Holdings’ 2013 annual meeting of stockholders filed with the SEC on March 28, 2013 under the heading “Certain Relationships and Related Party Transactions,” which description is incorporated by reference herein in its entirety.

Mr. Laffont is the Founder and Chief Investment Officer of Coatue Management (“Coatue”), an investment management firm founded in 1999.  Mr. Laffont serves on the Advisory Board of the Robin Hood X Prize and is a Trustee of the New York Presbyterian Hospital.  He is a founder and member of the Executive Board of the Dreamland Theater in Nantucket.  Prior to founding Coatue, Mr. Laffont worked at Tiger Management as a research analyst from 1996 to 1999.  Mr. Laffont began his career as an analyst in management consulting for McKinsey & Co. in Madrid, Spain, where he worked from 1992 to 1994, and then worked as an independent consultant until starting at Tiger.  Mr. Laffont graduated from the Massachusetts Institute of Technology in 1991 with a B.S. and M.S.C. in Computer Science.

Mr. Laffont will serve as a Class I director and his term will expire at the 2016 annual meeting of stockholders.

The Board of Directors of Hertz Holdings determined that Mr. Laffont is independent.  Mr. Laffont has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ David J. Rosenberg
Name:	David J. Rosenberg
Title:	Interim Chief Financial Officer

Date: November 4, 2013